T. Rowe Price Retirement Income 2020 Fund

Supplement to Prospectus Dated May 1, 2019

On page 8, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2019, Kimberly E. DeDominicis will join Jerome A. Clark and Wyatt A. Lee as one of the fund’s portfolio managers and become a Cochairman of the Investment Advisory Committee. Ms. DeDominicis originally joined the Firm in 1998 and returned to the Firm in 2003. Effective January 1, 2020, Andrew Jacobs van Merlen will join Mr. Clark, Ms. DeDominicis, and Mr. Lee as one of the fund’s portfolio managers and become a Cochairman of the Investment Advisory Committee. Mr. Jacobs van Merlen joined T. Rowe Price in 2000. Effective January 1, 2021, Mr. Clark will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee.

On page 11, the disclosure under “Portfolio Management” is supplemented as follow:

Effective October 1, 2019, Kimberly E. DeDominicis will join Jerome A. Clark and Wyatt A. Lee as one of the fund’s portfolio managers and become a Cochairman of the Investment Advisory Committee. Ms. DeDominicis originally joined the Firm in 1998 and returned to the Firm in 2003. Her investment experience dates from 1999. Ms. DeDominicis has served as an associate portfolio manager for the target date strategies during the past five years. Effective January 1, 2020, Andrew Jacobs van Merlen will join Mr. Clark, Ms. DeDominicis, and Mr. Lee as one of the fund’s portfolio managers and become a Cochairman of the Investment Advisory Committee. Mr. Jacobs van Merlen joined T. Rowe Price in 2000 and his investment experience dates from 2002. During the past five years, he has served as a senior product manager, and an analyst and associate portfolio manager for multi-asset portfolios. Effective October 1, 2019, Mr. Lee will become Head of Target Date Strategies for the Firm. Effective January 1, 2021, Mr. Clark will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee.

The date of this supplement is September 24, 2019.

F1083-041 9/24/19